                                                                    EXHIBIT 99.2


GUIDANCE ASSUMPTIONS                                              [VERIZON LOGO]



                      [X]      ECONOMIC RECOVERY

                      [X]      PENDING ISSUES

                               -     FAS 142 ($0.14 EPS)

                               -     9/11 INSURANCE RECOVERY

                               -     REGULATORY - UNE-P PRICING

                      [X]      COST & CAPITAL MANAGEMENT

                      [X]      NEXTWAVE

                      [X]      BALANCE SHEET

2002 EPS Bridge                                                   [VERIZON LOGO]



                                 $ BILLIONS                EPS
                               --------------         ---------------
[X]   BASE EARNINGS                                    $3.20 - $3.30

[X]   REVENUE                  ($2.0 - $2.5)          ($0.73 - $0.92)

[X]   EXPENSE INITIATIVES       $1.6 - $1.9            $0.59 - $0.70

[X]   PRE-TAX IMPACT           ($0.4 - $0.6)          ($0.14 - $0.22)

[X]   POST-TAX IMPACT          ($0.2 - $0.4)          ($0.08 - $0.13)
                                                      ---------------

[X]   UPDATED EPS                                      $3.12 - $3.17

CAPITAL EXPENDITURE OUTLOOK                                       [VERIZON LOGO]





   Wireless                  Wireless                 Wireless             Wireless
     $1.5B                     $4.3B                    $5.0B            $4.4B -$4.7B


    Telecom                   Telecom                  Telecom              Telecom
    $10.1B                    $12.1B                   $11.5B            $8.8B - $9.3B


All Other $1.4B           All Other $1.2B          All Other $.9B          All Other
                                                                          $.8B - $1.0B
===============           ===============          ==============         ============
     1999                      2000                     2001               2002 est.
    $13.0B                    $17.6B                   $17.4B             $14B - $15B